Exhibit 99.1
GRUBB & ELLIS REALTY ADVISORS, INC.
(a corporation in the development stage)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors
Grubb & Ellis Realty Advisors, Inc.
     We have audited the accompanying balance sheet of Grubb & Ellis Realty Advisors, Inc. (a corporation in the development stage) (the “Company”) as of March 3, 2006, and the related statements of stockholders’ equity and cash flows for the period from September 7, 2005 (inception) to March 3, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grubb & Ellis Realty Advisors, Inc. as of March 3, 2006, and its cash flows for the period from September 7, 2005 (inception) to March 3, 2006 in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young, LLP

Chicago, Illinois
March 8, 2006

GRUBB & ELLIS REALTY ADVISORS, INC.
(a corporation in the development stage)
BALANCE SHEET

March 3, 2006
ASSETS
Current assets:
Cash	$1,551,758
Investments held in trust	137,500,004
Prepaid expenses	20,625

Total assets	$139,072,387

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accrued expenses	$462,575

Total current liabilities	462,575
Deferred underwriting discount	2,675,000

Total liabilities	3,137,575

Common stock, subject to possible redemption; 4,789,271 shares at $5.63 per share	26,951,518

Stockholders’ equity:
Common stock — $0.0001 par value; 120,000,000 shares authorized; 29,834,403 issued and outstanding	2,983
Preferred stock — $0.0001 par value; 5,000,000 shares authorized; 0 issued and outstanding	—
Additional paid-in capital	108,980,311

Total stockholders’ equity	108,983,294

Total liabilities and stockholders’ equity	$139,072,387

See notes to financial statements

GRUBB & ELLIS REALTY ADVISORS, INC.
(a corporation in the development stage)
STATEMENT OF STOCKHOLDERS’ EQUITY

				Deficit
				Accumulated
	Common Stock		Additional	during the
			Paid-In	Development
	Shares	Amount	Capital	Stage	Total
Balance — September 7, 2005 (date of inception)
Initial capital from founding stockholders	5,876,069	$588	$2,499,412	—	$2,500,000
Sale of 23,958,334 units and underwriter’s option (includes 4,789,271 shares subject to possible redemption), net of underwriter’s discount and offering expenses	23,958,334	2,395	133,432,417	—	133,434,812
Net proceeds subject to possible redemption of 4,789,271 shares	—	—	(26,951,518)	—	(26,951,518)

Balance — March 3, 2006	29,834,403	$2,983	$108,980,311	—	$108,983,294

See notes to financial statements

GRUBB & ELLIS REALTY ADVISORS, INC.
(a corporation in the development stage)
STATEMENT OF CASH FLOWS

September 7, 2005
(Date of Inception)
through
March 3, 2006
Cash flows from operating activities
Increase in prepaid expenses	$(20,625)

Cash used in operating activities	(20,625)

Cash flows from investing activities
Purchase of investments held in trust	(137,500,004)

Cash used in investing activities	(137,500,004)

Cash flows from financing activities
Proceeds from public offering, net	133,945,554
Proceeds from sale of common stock to founders	2,500,000
Proceeds from issuance of underwriter’s option	100
Deferral of underwriting fees	2,675,000
Repayment to corporate sponsor of loan for offering expenses	(510,842)
Increase in accrued offering expenses	462,575

Net cash provided by financing activities	139,072,387

Net increase in cash	1,551,758
Cash — beginning of period	—

Cash — end of period	$1,551,758

See notes to financial statements

GRUBB & ELLIS REALTY ADVISORS, INC.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS
March 3, 2006
(1) Organization and Business Operations:
     Grubb & Ellis Realty Advisors, Inc. (the “Company”) is a newly organized blank check company organized for the purpose of acquiring, through a purchase, asset acquisition or other business combination, one or more United States commercial real estate properties and/or assets, principally industrial and office properties. The Company was incorporated in Delaware on September 7, 2005 and is a taxable C corporation under the Internal Revenue Code with a fiscal-year end of June 30. The Company has neither engaged in any operations nor generated any revenue. The Company is considered in the development stage and is subject to the risks associated with development stage companies.
     The registration for the Company’s initial public offering (the “Offering”) was declared effective on February 27, 2006. The Company closed the Offering on March 3, 2006 and received net proceeds of approximately $133,435,000 after payment of related offering costs. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering of its Units (as described in Note 4, Initial Public Offering), although substantially all of the net proceeds of the Offering are intended to be generally applied toward a Business Combination (excluding the amount held in the trust representing a portion of the fees of the underwriters). The Business Combination must be a target acquisition with fair value of at least 80% (excluding the amount held in the trust representing a portion of the fees of the underwriters) of the net assets of the Company at the time of acquisition. Furthermore, there is no assurance the Company will be able to successfully effect a Business Combination. A portion of the net proceeds from the offering ($132,325,004) was placed in a trust fund (“Trust Fund”) along with the initial capital from the founding stockholders ($2,500,000) and the deferred underwriting discount ($2,675,000). The amount held in the Trust Fund totals $137,500,004 and will be invested in government securities until the earlier of (i) the consummation of the first Business Combination or (ii) the distribution of the Trust Fund as described below. The remaining net proceeds from the offering may be used to pay for business, legal, accounting due diligence on prospective acquisitions and continuing general and administrative expenses.
     The Company will submit the Business Combination to the shareholders for approval. The Company will proceed with a business combination only if a majority of the shares of common stock voted by the public stockholders are voted in favor of the business combination and public stockholders owning less than 20% of the shares sold in this offering both exercise their conversion rights and vote against a business combination. Public stockholders voting against a business combination will be entitled to convert their stock into an amount of cash equal to their pro rata share of the trust account, exclusive of the deferred underwriting discount, if the business combination is approved and completed. Such approval and completion of a business combination would result in the payment of the deferred underwriting discount of $2,675,000 to the underwriters. The initial stockholders will not have such conversion rights with respect to any shares of common stock owned by them, directly or indirectly, prior to this offering. Public stockholders who convert their stock into their share of the trust fund will continue to have the right to exercise any warrants they may hold.
     In the event the Company does not complete a business combination within 18 months after the consummation of this Offering, or within 24 months after the consummation of this Offering based on certain criteria, the Company will be dissolved. Upon dissolution, the Company will distribute to all of the public stockholders, in proportion to their respective equity interests, an aggregate sum equal to the amount in the Trust Fund, inclusive of the deferred underwriting discount and any interest earned from the trust assets, plus any remaining net assets of the Company. The Company’s initial stockholders have waived their rights to participate in any such liquidation distribution with respect to shares of common stock owned by them immediately prior to this offering. There will be no distribution from the Trust Fund account with respect to the warrants which will expire worthless. The Company will pay the costs of liquidation and dissolution from their remaining assets outside of the Trust Fund.
(2) Accounting Policies
     Cash and cash equivalents:
     The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

GRUBB & ELLIS REALTY ADVISORS, INC.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS
March 3, 2006
     Investments held in trust:
     The Company purchased U.S. Treasury Bills at a cost of approximately $137.5 million on March 3, 2006. The Company intends to hold these investments to maturity on August 31, 2006. At March 3, 2006 the fair market value of the U.S. Treasury Bills approximated their cost.
     Use of estimates:
     The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities (including disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
(3) Recently Issued Accounting Pronouncements
     In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123 (revised 2004), “Share based payment” (“SFAS 123(R)”). SFAS 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. The Company adopted SFAS 123(R) upon formation, the adoption of which did not have a material impact on the financial statements of the Company.
(4) Initial Public Offering
     As of March 3, 2006, the Company sold 23,958,334 units (“Units”), which includes 3,125,000 additional Units sold to cover over-allotments. Of the 23,958,334 Units offered, 22,291,667 Units were sold to the public and 1,666,667 Units were sold to Kojaian Holdings, L.L.C., an entity affiliated with the Chairman of the Board of both the Company and corporate sponsor. Each Unit consists of one share of common stock and two warrants. Each warrant will entitle the holder to purchase one share of common stock for $5.00. Warrants are exercisable on the later of (a) one year from the effective date of the registration statement, or (b) the completion of a Business Combination. The warrants expire four years from the effective date of the registration statement. The warrants will be redeemable at a price of $0.01 per warrant upon 30 days prior notice and after the warrants become exercisable, only in the event the last sales price of the common stock is at least $8.50 per share for any 20 trading days within a 30 day trading period ending on the third day prior to the date on which notice of redemption is given.
(5) Equity
     The Company has authorized 120,000,000 shares of common stock at a par value of $0.0001 per share and 5,000,000 shares of preferred stock with a par value of $0.0001 per share. There are 29,834,403 shares of common stock issued and outstanding as of March 3, 2006 after giving effect to the stock splits noted below. There are no shares of preferred stock outstanding as of March 3, 2006. The Company sold to Deutsche Bank Securities Inc. (“Underwriter”) for $100, as additional compensation, an option to purchase up to 958,333 Units at $6.60 per Unit, with warrants issued as part of the units exercisable at $6.25 per share. The Company determined, based upon a Black-Scholes model, that the fair value of the option on the date of sale was approximately $1.4 million using an expected life of five years, volatility of 20.9% and a risk-free interest rate of 4.51%. The Company has no trading history, and as a result it is not possible to value this option based on historical trades. To estimate the value of this option, the Company considered a basket of U.S. commercial real estate companies. Management believes that this volatility is a reasonable benchmark to use in estimating the value of this option. The actual volatility of this option depended on many factors that cannot be precisely valued. The Company accounted for the fair value of the option, inclusive of the receipt of the $100 cash payment, as an expense of the public offering resulting in a charge directly to stockholders’ equity.

GRUBB & ELLIS REALTY ADVISORS, INC.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS
March 3, 2006
     All common stock and common stock related information has been adjusted to give retroactive effect to a 1 for 1.441932 reverse stock split of the Company’s common stock effected February 3, 2006 and subsequent retroactive effect to a 1.25 for 1 forward stock split of the Company’s common stock effected February 23, 2006.
(6) Related Party
     Grubb & Ellis Company (“Grubb”) is the Company’s corporate sponsor. For an initial investment of $2,500,000 Grubb, on behalf of itself and all directors, purchased an aggregate 5,876,069 shares of the Company’s common stock. Grubb has agreed to purchase up to $3,500,000 of the Company’s warrants in the open market place if the market price is less than $0.70 during certain periods as defined. As of March 2, 2006, Grubb had loaned the Company $510,842 during the initial phase through direct payment of certain costs on behalf of the Company associated with the Offering. The loan was repaid without interest on March 3, 2006 from net proceeds upon the closing of the Offering.
     All of the officers of the Company are also officers or directors of Grubb. The officers and directors of the Company will not receive compensation from the Company during the initial phase. The directors of the Company received 41,670 shares each from the initial shares purchased by Grubb. In the event the Company effects a business combination, the Company has agreed to grant to an employee of Grubb, $250,000 worth of restricted shares of common stock that will vest over three years based on certain conditions.
     Grubb has agreed that, commencing on the effective date of the registration statement through the closing of the business, it will make available to the Company a small amount of office space and certain office and secretarial services, as may be required from time to time. The Company will pay Grubb $7,500 per month for these services. This arrangement is solely for the Company’s benefit and is not intended to provide compensation in lieu of fees. The Company will reimburse certain out of pocket expenses incurred by Grubb in identifying certain targets.
     The Company has entered into a Master Agreement for Services (“MSA”) with Grubb, whereby Grubb will serve as the exclusive agent with respect to commercial real estate brokerage and consulting services relating to real property acquisitions, dispositions as well as agency leasing. The initial term of the MSA is five years and is cancelable based on certain conditions as defined. The Company also entered into a Property Management Agreement (“PMA”) with Grubb & Ellis Management Services (“GEMS”), a wholly owned subsidiary of Grubb whereby GEMS will serve as sole exclusive managing agent for all real property acquired. The initial term of the PMA is 12 months and will automatically renew unless notice is given within 30 days prior to the end of the term. Either party can terminate with 60 days notice and based on various conditions as defined within the PMA. Finally, the Company has entered into a Master Agreement for Project Management Services with GEMS. The Project Management Agreement contains a 60-day cancellation provision by either party.